Exhibit 99.1

 PROFESSIONAL DIVERSITY NETWORK  September 19, 2016www.prodivnet.com    NASDAQ : IPDN    Shares O/S  14.5MM  Mgmt. Ownership   19.0%

 SAFE HARBOR  Notice Regarding Forward Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding Professional Diversity Network’s (“PDN” or the “Company”) expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s preliminary prospectus and filings with the Securities and Exchange Commission (the “SEC”). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These risk factors are listed from time to time in PDN’s SEC filings, including but not limited to its Annual Report on Form 10-K filed on March 30, 2016. PDN does not assume any obligation to publicly update or revise any forward-looking statements for any reason.    2

 ADDITIONAL INFORMATION AND WHERE TO FIND IT  3  This Presentation Does Not Constitute An Offer To Sell Or The Solicitation Of An Offer To Buy Any Securities Of PDN Or A Solicitation Of Any Vote Or Approval. In Connection With The Proposed CFL Transaction, PDN Has Filed With The SEC And Mailed To Stockholders A Proxy Statement On Schedule 14A. Stockholders Are Urged To Read The Proxy Statement And Other Relevant Materials (Including Any Amendments Or Supplements Thereto) Because They Contain Important Information. PDN Has Not Yet Commenced The Tender Offer Referred To Herein. The Tender Offer Will Be Made Only, If At All, Through An Offer To Purchase And Related Materials, Which PDN Will File With The SEC. Stockholders Are Urged To Read These Materials When They Become Available Because They Will Contain Important Information. If PDN Commences The Tender Offer, It Will File These Materials With The SEC And Disseminate Them To Stockholders.The Proxy Statement And Other Relevant Materials And, When Available, The Offer To Purchase And Related Tender Offer Materials, And Any Other Documents Filed By PDN With The SEC, May Be Obtained Free Of Charge At The SEC’s Website At www.SEC.gov. In Addition, Security Holders May Obtain Free Copies Of The Proxy Statement And Tender Offer Materials (When Available) From PDN By Contacting Christopher Wesser By Telephone At 516-659-8560, Or By Mail To Professional Diversity Network, Inc., Attention: Secretary, 801 W. Adams Street, Suite 600, Chicago, Illinois 60607 Or By Going To The “Investor Relations” Page Of PDNs Corporate Website At www.Prodivnet.com.

 PDN  OVERVIEW  4

 PDN OVERVIEW  5  PDN Provides An Online Relationship Recruitment Platform That Harnesses The Natural Engagement Of Affinity Networking, Addresses The Highly Fragmented Diversity Recruitment Market And Services Companies With OFCCP Compliance Obligations  NAPW Operates The Nation’s Largest Network Dedicated To Connecting Professional Women And Providing The Tools For Them To Advance Their Careers and Businesses  NV Operates A Value-Added Lead Generation System That Also Supports PDN’s Recruitment Business  Professional Diversity Network Inc. (IPDN)Holding Company With Three Operating Divisions

 1. Year ending December 31st of each year2. Does not include NAPW membership3. Partner membership included beginning 2013  6  PDN REGISTERED USER GROWTH648K New Registered Users Q4 2015  In 000s

   STRATEGIC PARTNERSHIPSOver 50 Diversity Organizations, Not-for-Profit and Media Partners  ACCESSIBLE.ORG  7

NAPW
ASPIRE. CONNECT. ACHIEVE.

REVENUE TRENDS BY SOURCE



$1,600
$1,400
$1,200
$1,000
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New Memberships

- Trends Impacted By Reduced Lead Spend, Size of Membership Coordinator Team.
- Steps Being Taken to Optimize Lead Spend and Membership Coordinator Performance To Improve Variable Contribution
- Opportunities to Expand Efforts Through Member to Member Initiatives, Networking Event Membership Drives, 'Work From Home' Model In Other States, Segmentation Initiatives, Potential For eCommerce Offering



$800
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Renewals

- Strong Recurring Revenue Stream
- Opportunities to Improve Renewal Rate Through Enhanced Member Engagement Initiatives, Gamification, Expanded On Boarding Efforts, Revised Product Offerings Based on Recent Market Study, Networking Event Cadence and Location, Branding and Marketing Efforts



$1,000
$800
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Additional Product Sales

- Trends Impacted By New Membership Trends and CRM Implementation Challenges
- Opportunities to Drive Additional Revenue Through Customization of CRM, Expansion of Sales Team, New Product/Partnership Offerings

8

 9  9

GROWTH STRATEGY

Professional Diversity Network

- **Expand Subscription Based Service**
  - Expansion Of Licenses Deployed
  - Grow Services Within Existing Licenses
  - Increase Recruiter License Awareness

NOBLE voice

- **Expand Capacity To Capitalize on Market Opportunities**
  - Accelerate New Job Seeker Consultations
  - 50% Increase In Career Counselors In 2016
  - Leverage Scale To Increase Profitability

NAPW ASPIRE. CONNECT. ACHIEVE.

- **Grow Membership Base in Key DMAs**
  - Build Sales Team; Employ New Acquisition Strategies
- **Drive Retention**
  - Member Engagement Initiatives (Gamification), Optimize Product Offerings Based on Mkt Research, Targeted Networking Events, Partnerships
- **Build Data Driven Engagement "Ecosystem"**
  - Seamless Digital and F2F Engagement and Interaction, Robust Content, Leveled Learning



Professional Diversity Network

10

 COSMIC FORWARD LIMITED (CFL) OVERVIEW  CFL Is An Entity Owned By 4 Chinese Investors….Maoji (Michael) WangSong Jing Bo…Who Are Also Among The Shareholders In GNet Group plc (“GNet”) (gnetgroupplc.com) GNet Is An eCommerce company based In China That utilizes An integrated two-way technology platform to combine both online and offline, and connect producers, suppliers, service providers, retailers, brick-and-mortar stores and consumers. Gnet currently serves hundreds of thousands of members through its proprietary e-Mall, Apps and 30,000 terminals and provides channels for its members to enter into both online and offline transactions For a broad range of good and services from a number of suppliers. THIS TRANSACTION DOES NOT INVOLVE GNET  11  Zheng Yong XiongKou Nan Nan

 TRANS  DETAILS  12  ACTION

TRANSACTION DETAILS

- CFL To Purchase 51% Of PDN's Common Stock On A Fully-Diluted Basis
- Signed Stock Purchase Agreement August 12, 2016
- Purchase Price Of $1.20/Share Represents Nearly 126% Premium Over Closing Price At Time Of Signing ($0.53/Share On August 12, 2016)
- $20.5MM Maximum Gross Proceeds; $17.5MM Maximum Net Proceeds After Self-Tender, Deal Costs [1]
  - PDN Partial Self-Tender For 2.5MM Shares At $1.20/Share Net To Tendering Holder In Cash, Subject To Any Reduction For Required Withholding Of Taxes
- Private Placement Under Section 4(a)(2) Of The 1933 Act And Rule 506(b)

[1] Assumes no exercise of the co-sale right and full purchase in the Tender Offer. If co sale rights exercised, gross maximum proceeds would be $16.5MM and net proceeds would be $13.6MM

Professional Diversity Network

13

POST-TRANSACTION EXPECTATIONS  Provides Capital To Execute Strategic Growth PlanExpansion Opportunities In ChinaPotential Opportunity To Expand Product Offerings in USImproved Capital Structure For IPDN   14

 FOR FURTHER INFORMATION  James KirschExecutive Chairman of the Board(312) 614-0921Chris WesserExecutive Vice President & Secretary(516) 659-8560  15